BLACKROCK CASH FUNDS: TREASURY

(the “Fund”)

Supplement dated July 28, 2015 to the

Capital Shares

Institutional Shares

Select Shares

Premium Shares

SL Agency Shares

Trust Shares

Prospectuses of the Fund, dated April 30, 2015

The Board of Trustees of BlackRock Funds III (the “Board”), on behalf of the Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. The Board has also approved an amended investment objective for the Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Fund’s prospectuses are amended as follows:

The section of the Fund’s prospectuses entitled “Fund Overview—Key Facts About BlackRock Cash Funds: Treasury—Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective for BlackRock Cash Funds: Treasury (the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

The first paragraph of the section of the Fund’s prospectuses entitled “Fund Overview—Key Facts About BlackRock Cash Funds: Treasury—Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, the Fund may invest in variable and floating rate instruments and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The section of the Fund’s prospectuses entitled “Fund Overview—Key Facts About BlackRock Cash Funds: Treasury—Principal Risks of Investing in the Fund” is amended by removing “Investment in Other Investment Companies Risk” as a principal risk of the Fund; and by removing “Regulatory Risk” and replacing it with the following:

■ Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

The section of the Fund’s prospectuses entitled “Details About the Funds—How Each Fund Invests—BlackRock Cash Funds: Treasury” is deleted in its entirety and replaced with the following:

The investment objective for BlackRock Cash Funds: Treasury is to seek current income as is consistent with liquidity and stability of principal.

BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing 99.5% or more of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The Fund invests only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The principal and interest of all securities held by the Fund are payable in U.S. dollars. The Master Portfolio may transfer uninvested cash balances into a single joint account at the Master Portfolio’s custodian bank, the daily aggregate balance of which will be invested in one or more repurchase agreements.

The section of the Fund’s prospectuses entitled “Details About the Funds—Investment Risks—Principal Risks of Investing in the Funds” is amended by removing “Investment in Other Investment Companies Risk” as a principal risk of the Fund; and by removing “Regulatory Risk” and replacing it with the following:

■ Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value, whereas “Government” money market funds are exempt from these structural changes. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect a Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

The section of the Fund’s prospectuses entitled “Details About the Funds—Investment Risks—Other Risks of Investing in the Funds” is amended by adding the following:

Investment in Other Investment Companies Risk (BlackRock Cash Funds: Treasury)—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Shareholders should retain this Supplement for future reference.

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